EXHIBIT 1.1

                                   $30,000,000

                              HRPT Properties Trust

                          8.875% Senior Notes due 2010

                           FORM OF PURCHASE AGREEMENT



                                  July 25, 2000


DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION
277 Park Avenue
New York, New York  10172

Dear Sirs:

         HRPT Properties Trust, a Maryland real estate investment trust (the "Company"), proposes to issue and sell $30,000,000 principal amount of its 8.875% Senior Notes due 2010 (the "Securities"), to Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter"). The Securities are to be issued pursuant to the provisions of an Indenture dated as of July 9, 1997 between the Company and State Street Bank and Trust Company, as Trustee (the "Trustee") and a Supplemental Indenture to be dated as of July 31, 2000 between the Company and the Trustee (collectively, the "Indenture").

         1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-3 (File No. 333-56051) relating to the registration of the Securities and such other securities which may be offered from time to time by the Company, in accordance with Rule 415 under the Act. Such registration statement (as amended, if applicable) was declared effective by the Commission on June 15, 1998. Such registration statement (as amended as of the date hereof) on the one hand, and the prospectus constituting a part thereof and the prospectus supplement relating to the offering of the Securities provided to the Underwriter by the Company in the form first used to confirm sales of Securities (the "Prospectus Supplement"), on the other hand, including, in each case, all documents incorporated therein by reference pursuant to Item 12 of Form S-3 under the Act, as from time to time amended or supplemented pursuant to the Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder
(collectively called the "Exchange Act"), are referred to herein as the "Registration Statement" and the "Prospectus," respectively. All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "described" or "stated" in the Registration Statement or the Prospectus (and all other similar


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references)  shall be deemed to mean and include all such  financial  statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include, without limitation, even though not specifically stated, any document filed under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. Capitalized terms used but not otherwise defined herein shall have the meanings given to those terms in the Prospectus.

         2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell, and the Underwriter agrees to purchase from the Company, $30,000,000 aggregate principal amount of Securities at 99.186% of the principal amount thereof (the "Purchase Price").

         3. Terms of Public Offering. The Company is advised by the Underwriter that the Underwriter proposes (i) to make a public offering of the Securities as soon after execution and delivery of this Agreement as in the Underwriter's judgment is advisable and (ii) to offer the Securities at varying prices from time to time upon the terms set forth in the Prospectus.

         4. Delivery and Payment. The Securities shall be represented by definitive certificates and shall be issued in such authorized denominations and registered in such names as the Underwriter shall request not later than two business days prior to the Closing Date (as defined below). The Company shall deliver the Securities to the Underwriter through the facilities of The Depository Trust Company ("DTC"), for the account of the Underwriter, against payment to the Company of the Purchase Price therefor by wire transfer of Federal or other funds immediately available in New York City. The certificates representing the Securities shall be made available for inspection not later than 9:30 A.M., New York City time, on the business day prior to the Closing Date at the office of DTC or its designated custodian (the "Designated Office"). The time and date of delivery and payment for the Securities shall be 9:00 A.M., New York City time, on July 31, 2000 or such other time on the same or such other date as the Underwriter and the Company shall agree in writing. The time and date of such delivery and payment are hereinafter referred to as the "Closing Date."

         The documents to be delivered on the Closing Date on behalf of the parties hereto pursuant to Section 8 of this Agreement shall be delivered at such place as the Underwriter shall designate and the Securities shall be delivered at the Designated Office, all on the Closing Date.

         5.       Agreements of the Company.  The Company agrees with you:

                  (a) In respect of the offering of the Securities contemplated hereby, to (i) prepare a Prospectus Supplement setting forth the principal amount and terms of the Securities covered thereby and the name of the Underwriter participating in the offering of the Securities and such other information as the Underwriter and the Company deem appropriate in connection with the offering of the Securities, (ii) file the Prospectus (as defined herein to include such Prospectus Supplement) in a form approved by you

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         pursuant to Rule 424 under the Act no later than the Commission's close of business on the second  business day  following  the date hereof and
         (iii) furnish copies of the Prospectus to the Underwriter and to such dealers as you shall specify as soon as practicable after the date of this Agreement in such quantities as you may reasonably request.

                  (b) At any time when the Prospectus is required to be delivered under the Act or the Exchange Act in connection with sales of Securities, to advise you promptly and, if requested by you, to confirm such advice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of the Prospectus or any other supplement or amendment to the Prospectus required to be filed pursuant to the Act, (iii) the receipt of any comments from the Commission relating to the Registration Statement, the Prospectus, any preliminary prospectus supplement relating to the Securities, the Prospectus Supplement or any of the transactions contemplated by this Agreement, (iv) any request by the Commission for post-effective amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (vi) the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. The Company will make every reasonable effort to prevent the issuance of any stop order and if at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (c) To furnish to you, without charge, one signed copy of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits and documents incorporated therein by reference, and to furnish to you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits but including documents incorporated therein by reference, as you may reasonably request. If applicable, the copies of the Registration Statement and each amendment thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T, as promulgated by the Commission.

                  (d) At any time when the Prospectus is required to be delivered under the Act or the Exchange Act in connection with sales of Securities, not to file any amendment to the Registration Statement or any Rule 462(b) Registration Statement or to make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you or Milbank, Tweed, Hadley & McCloy LLP shall reasonably object; and to prepare and file with the Commission,
         promptly   upon  your   reasonable

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         request, any amendment to the Registration  Statement,  any Rule 462(b)
         Registration Statement or any amendment or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Securities by you, and to use its best efforts to cause the same to become promptly effective. If applicable, the Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T, as promulgated by the Commission.

                  (e) Prior to 10:00 A.M., New York City time, on the first business day after the date hereof and from time to time thereafter for such period as in the opinion of Milbank, Tweed, Hadley & McCloy LLP a prospectus is required by law to be delivered in connection with sales by the Underwriter or a dealer, to furnish to the Underwriter and any dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) and any documents incorporated therein by reference as the Underwriter or such dealer may reasonably request.

                  (f) If, during the period specified in paragraph (e) above, any event shall occur as a result of which, in the opinion of Milbank, Tweed, Hadley & McCloy LLP, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with applicable law, and to furnish to the Underwriter and to such dealers as you shall specify, such number of copies thereof as the Underwriter or such dealers may reasonably request.

                  (g) Prior to any public offering of the Securities, (i) to cooperate with you and Milbank, Tweed, Hadley & McCloy LLP (or such other local counsel as may be designated by you) in connection with the registration or qualification of the Securities for offer and sale by the Underwriter and by dealers under the state securities, Blue Sky or real estate syndication laws of such jurisdictions as you may request,
         (ii) to continue such qualification in effect so long as required for distribution of the Securities, (iii) to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification and (iv) to cooperate with you and Milbank, Tweed, Hadley & McCloy LLP in connection with the review of the offering of the Securities contemplated hereby by the National Association of Securities Dealers, Inc. ("NASD").

                  (h) To make generally available to the Company's security holders as soon as reasonably practicable but not later than sixty (60) days after the close of the period covered thereby (or ninety (90) days in the event the close of such period is the close of the Company's fiscal year), an earnings statement (in form complying with the provisions of Rule 158 under the Act) covering a period of at least twelve (12) months after the

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         effective  date  of  the  Registration   Statement  (but  in  no  event
         commencing later than ninety (90) days after such date) which shall satisfy the provisions of Section 11(a) of the Act, and, if required by Rule 158 of the Act, to file such statement as an exhibit to the next periodic report required to be filed by the Company under the Exchange Act covering the period when such earnings statement is released.

                  (i) During the period of five years after the date of this Agreement, (i) to mail as soon as reasonably practicable after the end of each fiscal year to the record holders of the Securities a financial report of the Company and its subsidiaries, if any, on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants, and (ii) to make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

                  (j) During the period referred to in paragraph (i), to furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to its security holders or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries, if any, as you may reasonably request.

                  (k) During the period when the Prospectus is required to be delivered under the Act or the Exchange Act in connection with sales of the Securities, to file all documents required to be filed by it with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act.

                  (l) To pay (i) all costs, expenses, fees and taxes incident to the preparation, printing, filing and distribution under the Act of the Registration Statement (including financial statements and exhibits), if any, all documents incorporated or to be incorporated by reference therein, and all amendments and supplements to any of them prior to or during the period specified in paragraph (e), (ii) all costs and expenses in connection with the printing and delivery of the Prospectus, and all amendments or supplements thereto during the period specified in paragraph (e), (iii) all costs and expenses related to the transfer and delivery of the Securities to the Underwriter, including any transfer or other taxes payable thereon, (iv) all expenses in connection with the registration or qualification of the Securities for offer and sale under the securities, Blue Sky or real estate syndication laws of the several states (including in each case the fees and disbursements of counsel for the Company or counsel for the Underwriter relating to such registration or qualification and memoranda relating thereto), (v) all

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         filing  fees  paid to the  NASD  in  connection  with  the  review  and clearance of the offering of the Securities contemplated hereby, (vi) the cost of furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Securities by the Underwriter or by dealers to whom Securities may be sold, (vii) the costs and charges of any transfer agent, registrar and or depositary, including DTC, (viii) any fees charged by rating agencies for the rating of the Securities and (ix) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture and the Securities.

                  (m) To use its best efforts to qualify for the year ended December 31, 2000 and to continue to meet the requirements to qualify as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code").

                  (n) To apply the net proceeds of the offering of Securities contemplated hereby substantially in accordance with the description set forth under the caption "Use of Proceeds" in the Prospectus.

                  (o) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities.

                  (p) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company substantially similar to the Securities (other than (i) the Securities and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Underwriter.

                  (q) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of the Securities.

         6. Representations and Warranties. The Company represents and warrants to the Underwriter that:

                  (a) The Company meets the requirement for use of Form S-3 and the Registration Statement has been prepared by the Company under the provisions of the Act and has been filed with and declared effective by the Commission.

                  (b) The Registration Statement has become effective (other than any Rule 462(b) Registration Statement to be filed by the Company after the effectiveness of this Agreement); and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                  (c) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus, complied or will comply when so filed in all material respects with the Exchange Act, (ii) the Registration Statement, when it

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         initially became effective and as of the date hereof, respectively, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Act and (iv) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (c) do not apply to statements or omissions in the
         Registration   Statement  or  the  Prospectus  based  upon  information
         relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein.

                  (d) The Company is a Maryland real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland. Each of its subsidiaries has been duly organized and is validly existing as a corporation or trust in good standing under the laws of its jurisdiction of incorporation or organization. Each of the Company and its subsidiaries has full power and authority (corporate and other) to carry on its business as described in the Registration Statement and in the Prospectus and to own, lease and operate its properties. Each of the Company and its subsidiaries is duly qualified and is in good standing as a foreign corporation or trust, as the case may be, and is authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (e) The financial statements of the Company and its subsidiaries, together with the related schedules and notes thereto, included or incorporated by reference in the Registration Statement and in the Prospectus, comply as to form in all material respects with the requirements of the Act. Such financial statements of the Company, together with the related schedules and notes thereto, present fairly the consolidated financial position, results of operations, shareholders' equity and changes in financial position of the Company and its subsidiaries, at the dates or for the periods therein specified and have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied throughout the periods involved. The pro forma financial statements and other pro forma financial information (including the notes thereto) included or incorporated by reference in the Registration Statement and in the Prospectus (i) present fairly the information shown therein, (ii) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and (iii) have been properly compiled on the basis described therein and the

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         assumptions  used  in the  preparation  of  such  pro  forma  financial statements and other pro forma financial information (including the notes thereto) are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. The adjusted pro forma financial statements and other adjusted pro forma financial information (including the notes thereto) included or incorporated by reference in the Registration Statement and in the Prospectus (i) present fairly the information shown therein and (ii) have been properly compiled on the basis described therein and the assumptions used in the preparation of such adjusted pro forma financial statements and other adjusted pro forma financial information (including notes thereto) are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                  (f) The accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement and in the Prospectus are independent certified public accountants as required by the Act.

                  (g) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (h) All of the issued and outstanding indebtedness of the Company is duly and validly authorized and issued; the Securities have been duly authorized and, on the Closing Date, will have been validly executed and delivered by the Company. When the Securities have been executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriter in accordance with the terms of this Agreement, the Securities will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and
         (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (i) The authorized capital of the Company, including the Securities, conforms as to legal matters to the description thereof contained in the Prospectus (or the documents incorporated therein by reference).

                  (j) Since the respective dates as of which information is given in the Prospectus, and except as otherwise disclosed therein, (i) there has been no material adverse change in the business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, (ii) there have been no material transactions entered into by the Company and its subsidiaries, on a consolidated basis, other than transactions in the ordinary course of business, (iii) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent,
         (iv) the Company and its subsidiaries, on a consolidated basis, have not, (A) other than regular quarterly dividends, declared, paid or made a dividend or distribution of any kind on any class of its shares of beneficial interest (other than dividends or distributions from wholly owned subsidiaries to the Company), (B) issued any shares of

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         beneficial  interest of the Company or any of its  subsidiaries  or any options, warrants, convertible securities or other rights to purchase the shares of beneficial interest of the Company or any of its subsidiaries (other than the issuance of common shares of beneficial interest ("Common Shares") upon conversion of certain convertible debentures of the Company or the issuance of Common Shares to the trustees and officers of the Company pursuant to the Company's Incentive Share Award Plan) or (C) repurchased or redeemed shares of beneficial interest, and (v) there has not been (A) any material decrease in the Company's net worth or (B) any material increase in the short-term or long-term debt (including capitalized lease obligations but excluding borrowings under existing bank lines of credit) of the Company and its subsidiaries, on a consolidated basis.

                  (k) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (l) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or other organizational documents or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument to which the Company or any of its subsidiaries is a party or by which any of their respective properties or assets may be bound or affected, except for any such violation that would not have a material adverse effect on the condition, financial or otherwise or in the earnings, business affairs or business prospects of the Company and its subsidiaries, taken as a whole. The Company is not in violation of any law, ordinance, governmental rule or regulation or court decree to which it is subject, except for any such violations that would not, individually or in the aggregate, have a material adverse effect on the business, operations, earnings, prospects, properties or condition (financial or otherwise) of any of the Company and its subsidiaries, taken as a whole.

                  (m) Except as disclosed in the Registration Statement or in the Prospectus, there is not now pending or, to the knowledge of the Company, threatened, any litigation, action, suit or proceeding to which the Company is or will be a party before or by any court or governmental agency or body, which (A) might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company or (B) might materially and adversely affect the property or assets of the Company or (C) concerns the Company and is required to be disclosed in the Registration Statement or the Prospectus, or (D) could adversely affect the consummation of this Agreement and the issuance, purchase and sale of the Securities. No contract or other document is required to be described in the Registration Statement or in the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required.

                  (n) The execution, delivery and performance by the Company of this Agreement, the issuance, offering and sale by the Company of the Securities as contemplated by the Registration Statement and by the Prospectus and the consummation of the transactions contemplated hereby and compliance with the terms and provisions hereof, will not violate or conflict with or constitute a breach of any of the terms or provisions of, or a default under, (i) the Amended and Restated Declaration of Trust (the "Declaration of Trust") or the By-laws of the Company or the charter or by-laws or other organizational documents of any subsidiaries of the Company, (ii) any agreement, indenture or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective properties or assets is bound, or (iii) any laws, administrative regulations or rulings or decrees to which the Company or any of its subsidiaries or their respective properties or assets may be subject.

                  (o) No consent, approval, authorization or order of, or registration, filing or qualification with, any governmental body or regulatory agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the issuance, sale and delivery of the Securities pursuant to this Agreement, except such as have been obtained and such as may be required under foreign and state securities or "Blue Sky" or real estate syndication laws.

                  (p) Except as otherwise disclosed in the Registration Statement or in the Prospectus, the Company and each of its subsidiaries has good and marketable title or ground leases, free and clear of all liens, claims, encumbrances and restrictions, except liens for taxes not yet due and payable and other liens and encumbrances which do not, either individually or in the aggregate, materially and adversely affect the current use or value thereof, to all property and assets described in the Registration Statement or in the Prospectus as being owned by them. Except as otherwise set forth in the Registration Statement or in the Prospectus, all leases to which the Company and each of its subsidiaries is a party relating to real property, and all other leases which are material to the business of the Company and its subsidiaries, taken as a whole, are valid and binding, and no default (to the Company's knowledge, in the case of leases to which the Company is a party as lessor, that would, individually or in the aggregate, have a material adverse effect on the business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole) has occurred and is continuing thereunder, and the Company and each of its subsidiaries enjoys peaceful and undisturbed possession under all such leases to which it is a party as lessee. With respect to all properties owned or leased by the Company and each of its subsidiaries, the Company or such subsidiary has such documents, instruments, certificates, opinions and assurances, including without limitation, fee, leasehold owners or mortgage title insurance policies (disclosing no encumbrances or title exceptions which are material to the Company and its subsidiaries considered as a whole, except as otherwise set forth in the
         Registration Statement and in the Prospectus), legal opinions and property insurance policies in each case in form and substance as are usual and customary in transactions involving the purchase of similar real estate and are appropriate for the Company or such subsidiary to have obtained.
                  (q) The Company and each of its subsidiaries owns, or possesses adequate rights to use, all patents, trademarks, trade names, service marks, copyrights, licenses and other rights necessary for the conduct of their respective businesses as described in the Registration Statement and in the Prospectus, and neither the Company nor any of its subsidiaries has received any notice of conflict with, or infringement of, the asserted rights of others with respect to any such patents, trademarks, trade names, service marks, copyrights, licenses and other such rights (other than conflicts or infringements that, if proven, would not have a material adverse effect on the business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole), and neither the Company nor any of its subsidiaries knows of any basis therefor.

                  (r) All material tax returns required to be filed by the Company and each of its subsidiaries in any jurisdiction have been timely filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of its subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

                  (s) Except for those matters which in the aggregate do not have a material adverse effect on the business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole, and except for Hazardous Materials (as defined below) or substances which are handled and/or disposed of in compliance with all applicable federal, state and local requirements, to the Company's knowledge, after due investigation, the real property owned, leased or otherwise operated by the Company and each of its subsidiaries in connection with the operation of their respective businesses, including, without limitation, any subsurface soils and ground water (the "Realty"), is free of contamination from any Hazardous Materials. To the Company's knowledge, after due investigation, the Realty does not contain any underground storage or treatment tanks, active or abandoned water, gas or oil wells, or any other underground improvements or structures, other than the foundations, footings, or other supports for the improvements located thereon which, based on present knowledge, could, in their present condition, reasonably be expected to presently cause a material detriment to or materially impair the beneficial use thereof by the Company or constitute or cause a significant health, safety or other environmental hazard to occupants or users thereof without regard to any special conditions of such occupants or users. The Company represents that, after due investigation, it has no knowledge of any material violation, with respect to the Realty, of any Environmental Law, or of any material liability on the part of the Company with respect to the Realty, resulting from the presence, use, release, threatened release, emission, disposal, pumping, discharge, generation or processing of any Hazardous Materials. As used herein, "Environmental

         Law" means any federal, state or local statute, regulation, judgment, order or authorization relating to emissions, discharges, releases or threatened releases of Hazardous Materials into ambient air, surface water, ground water, publicly-owned treatment works, septic systems or land, or otherwise relating to the pollution or protection of public health or the environment, and "Hazardous Materials" means any substance, material or waste which is regulated, defined, or listed as a "hazardous waste", "hazardous substance", "toxic substance", "medical waste", "infectious waste" or other similar terms in any Environmental Law or by any federal, state or local government or quasi-government authority, or any petroleum products, asbestos, lead-based paint, polychlorinated biphenyls, flammable explosives or radioactive materials.

                  (t) Each of the Company and its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities (together, "permits"), including, without limitation, under any applicable Environmental Law, as are necessary to own, lease and operate its properties and to engage in the business currently conducted by it, except such licenses and permits as to which the failure to own or possess will not in the aggregate have a material adverse effect on the business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company, and the Company does not have any reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such license, certificate, permit, authorization, approval, franchise or right; each of the Company and its subsidiaries has fulfilled and performed all of its material obligations with respect to such permits, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Registration Statement and in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company or any of its subsidiaries.

                  (u) To the knowledge of the Company, no labor problem exists or is imminent with employees of the Company or any of its subsidiaries that could have a material adverse effect on the business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

                  (v) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any officer, trustee or director purporting to act on behalf of the Company or any of its subsidiaries, has at any time: (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law; (ii) made any payment of funds to, or received or retained any funds from, any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law; or (iii) engaged in any transactions, maintained any bank accounts or used any corporate funds except for transactions, bank accounts and funds, which have been and are reflected in the normally maintained books and records of the Company and its subsidiaries.

                  (w) All of the outstanding shares of beneficial interest of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and, except as to subsidiaries that are partnerships, nonassessable, and, except as disclosed in the Registration Statement or in the Prospectus, are or will be owned by the Company free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

                  (x) Except as referred to or described in the Registration Statement and in the Prospectus, none of the subsidiaries of the Company owns any shares of stock or any other securities of any corporation or has any equity interest in any firm, partnership, association or other entity other than the issued capital shares of its subsidiaries, and the Company does not own, directly or indirectly, any shares of stock or any other securities of any corporation or have any equity interest in any firm, partnership, association or other entity other than the issued capital shares of its subsidiaries, except in each case for non-controlling positions acquired in the ordinary course of business.

                  (y) Except as disclosed in the Registration Statement and in the Prospectus, there are no material outstanding loans or advances or material guarantees of indebtedness by the Company or any of its subsidiaries to or for the benefit of any of the officers, trustees or directors of the Company or any of its subsidiaries or any of the members of the families of any of them.

                  (z) The Company and each of its subsidiaries maintains insurance, duly in force, with insurers of recognized financial responsibility; such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, except as disclosed in or contemplated by the Registration Statement and by the Prospectus.

                  (aa) Neither the Company nor any of its officers and directors (as defined in the 1933 Act Regulations) has taken or will take, directly or indirectly, prior to the termination of the offering contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes.

                  (bb) Neither the Company nor any of its subsidiaries is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"), or an "investment adviser" as such term is defined in the Investment Advisers Act of 1940, as amended.

                  (cc) The Company is organized in conformity with the requirements for qualification, and, as of the date hereof the Company operates, and as of Closing Time the Company will operate, in a manner that qualifies the Company as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations thereunder, for 2000 and subsequent years. The Company qualified as a real estate investment trust under the Code for each of its taxable years from 1987 through 1999.

                  (dd) No default exists, and no event has occurred which, with notice or lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound or may be affected, except such defaults which, singly or in the aggregate, would not have a material adverse effect on the business, operations, earnings, prospects, properties or condition (financial or otherwise) of the Company and its subsidiaries, considered as a whole, except as disclosed in the Registration Statement and in the Prospectus.

                  (ee) Except as otherwise disclosed in the Prospectus, since the respective dates as of which information is given in the Prospectus, there has been no material adverse change in the business, operations, earnings, prospects, properties or condition (financial or otherwise) of REIT Management & Research, Inc. (the "Advisor"), whether or not arising in the ordinary course of business, that would have a material adverse effect on the Company and its subsidiaries, taken as a whole. The Advisory Agreement, dated as of [January 1, 1998] (the "Advisory Agreement"), between the Company and the Advisor, has been duly authorized, executed and delivered by the parties thereto and constitutes the valid agreement of the parties thereto, enforceable in accordance with its terms, except as limited by (a) the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the rights or remedies of creditors or (b) the effect of general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (ff) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws affecting the enforceability of creditor's rights and general principles of equity.

                  (gg) Except as otherwise disclosed in the Prospectus, no "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act has indicated to the Company that it is considering (i) the downgrading, suspension or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating assigned to the Company or any securities of the Company or (ii) any change in the outlook for any rating of the Company or any securities of the Company.

         7. Indemnification. (a) The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Underwriter furnished in writing to the Company by or on behalf of the Underwriter expressly for use therein; provided that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of the Underwriter (or to the benefit of any person controlling the Underwriter) from whom the person asserting any such losses, claims, damages, liabilities or judgments purchased the Securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus and a copy of the Prospectus shall not have been furnished to such person at or prior to the written confirmation of the sale of such Securities to such person.

         (b) In case any action shall be brought against the Underwriter or any person controlling the Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company, the Underwriter shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. The Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Underwriter or such controlling person unless (i) the employment of such counsel shall have been specifically authorized in writing by the Company, (ii) the Company shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both the Underwriter or such controlling person and the Company and the Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of the Underwriter or such controlling person, it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for the Underwriter and controlling persons, which firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation and that all such fees and expenses shall be reimbursed as they are incurred). The Company shall not be liable for any settlement of any such action effected without its written consent but if settled with the written consent of the

Company, the Company agrees to indemnify and hold harmless the Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than ten business days after the receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (c) The Underwriter agrees to indemnify and hold harmless the Company and its trustees or officers who sign the Registration Statement (or any person named in the Registration Statement as having agreed to become a trustee of the Company) and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Underwriter but only with reference to information relating to the Underwriter furnished in writing by or on behalf of the Underwriter expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against the Company, its trustees (or a named proposed trustee) or officers or persons controlling the Company based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against the Underwriter, the Underwriter shall have the rights and duties given to the Company (except that if the Company shall have assumed the defense thereof, the Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Underwriter), and the Company, its trustees (or a named proposed trustee) or officers and persons controlling the Company shall have the rights and duties given to the Underwriter, by Section 7(b) hereof.

         (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriter in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriter shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Underwriter, bear to the total price to the public of the Securities, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriter shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8. Conditions of Underwriter's Obligations. The obligation of the Underwriter to purchase the Securities under this Agreement is subject to the satisfaction of each of the following conditions:

         (a) All the representations and warranties set forth in Section 6 of this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

         (b) At the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission; and the Prospectus and any amendment or supplement thereto shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Act.

         (c) (i) Since the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company; (ii) since the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus

(exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), there shall not have been any change, or any development involving a prospective material adverse change, in the capital or in the long-term debt of the Company from that set forth in the Registration Statement and Prospectus; (iii) the Company and its subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement); (iv) since the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, none of the properties owned by the Company as of the Closing Date shall have sustained any material loss or casualty due to fire, flood, earthquake, hurricane, tornado, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and (v) on the Closing Date you shall have received a certificate dated the Closing Date, signed by the President and Chief Operating Officer and the Chief Financial Officer of the Company, confirming the matters set forth in paragraphs (a), (b), (c) and (j) of this Section 8 and that the Company has complied with all of the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied by the Company on or prior to the Closing Date.

         (d)  You  shall  have   received  on  the   Closing   Date  an  opinion
(satisfactory to you and counsel for the Underwriter), dated the Closing Date, of Sullivan & Worcester LLP, counsel for the Company, to the effect that:

                  (i) The Company is a Maryland real estate investment trust duly organized, validly existing and in good standing under the laws of the State of Maryland; each of its Significant Subsidiaries (as defined in Rule 1-02 of Regulation S-X under the Act) has been duly organized, is validly existing as a corporation or trust in good standing under the laws of its jurisdiction of incorporation or organization; each of the Company and its subsidiaries has the trust or corporate (as applicable) power and authority to carry on its business as described in the Registration Statement and in the Prospectus and to own, lease and operate its properties; each of the Company and its subsidiaries is duly qualified and is in good standing as a foreign corporation or trust, as the case may be, authorized to do business in each jurisdiction in which its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (ii) All of the issued and outstanding shares of beneficial interest of, or other ownership interests in, each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and, except as to subsidiaries that are partnerships, non-assessable, and are owned by the Company free and clear of any security interest or other adverse interest (within the meaning of Article 8 of the Massachusetts Uniform Commercial Code).

                  (iii) The Company has the requisite trust power and authority to enter into and perform this Agreement and to issue and deliver the Securities.

                  (iv)  This   Agreement  and  the  Indenture   have  been  duly
         authorized, executed and delivered by the Company.

                  (v) The Indenture is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally and equitable principles; and the Indenture has been duly qualified under the Trust Indenture Act.

                  (vi) The Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered and paid for in accordance with the terms of this Agreement, will be valid and binding obligations of the Company enforceable in accordance with their terms subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally and equitable principles; and the holders of the Securities are entitled to the benefit of the Indenture.

                  (vii) The execution, delivery and performance of this Agreement, and the consummation of the transactions herein contemplated will not conflict with or constitute a breach or violation of any of the terms or provisions of, or constitute a default under, (A) the Declaration of Trust or the By-laws of the Company or the charter or by-laws or other organizational documents of any Significant Subsidiary of the Company, (B) except as disclosed in the Prospectus, any material agreement, indenture or other instrument to which the Company, or any of its Significant Subsidiaries or their respective material properties or assets is bound, or (C) any laws, administrative regulations or rulings or decrees known to such counsel to which the Company, any of its Significant Subsidiaries or their respective material properties or assets may be subject.

                  (viii) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any federal, Massachusetts or Maryland court or public, governmental or regulatory agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their respective material properties or assets is required for the Company's execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, the issuance, sale and delivery of the Securities pursuant to this Agreement, except such as have been obtained and such as may be required under foreign and state securities or "Blue Sky" laws.

                  (ix) The Registration Statement has become effective under the Act, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission; and any required filing of the Prospectus pursuant to Rule 424 under the Act has been made in accordance with said Rule 424.

                  (x) To such counsel's knowledge, except as disclosed in the Registration Statement or in the Prospectus, there is not now pending or threatened, any litigation, action, suit or proceeding to which the Company or any of its subsidiaries is or will be a party before or by any court or governmental agency or body, which (A) might result in any material adverse change in the condition, financial or otherwise, or in the business, operations, earnings, prospects or properties of the Company and its subsidiaries, taken as a whole, or (B) might materially and adversely affect the property or assets of the Company and its subsidiaries, taken as a whole, or (C) concerns the Company or any of its subsidiaries and is required to be disclosed in the Prospectus, or
         (D) could adversely affect the consummation of this Agreement and the issuance of the Securities; to such counsel's knowledge, no contract or other document is required to be described in the Registration Statement or in the Prospectus or to be filed as an exhibit to the Registration Statement that is not described therein or filed as required.

                  (xi) Except as otherwise disclosed in the Prospectus, to such counsel's knowledge, neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or other organizational documents or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party or by which any of their respective properties or assets may be bound or affected, except for any such violation that would not have a material adverse effect on the business, operations, earnings, business prospects, properties or condition (financial or otherwise) of the Company and its subsidiaries taken as a whole.

                  (xii) To such counsel's knowledge, each of the Company and its subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities (together, "permits"), including, without limitation, under any applicable Environmental Law, as are necessary to own, lease and operate its properties and to engage in the business currently conducted by it, except such licenses and permits as to which the failure to own or possess will not in the aggregate have a material adverse effect on the business, operations, earnings, business prospects, properties or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

                  (xiii) The Registration Statement and the Prospectus and any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial data included therein, the Excluded Proceedings (as defined in paragraph
         (xxi) below) and the part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) of the Trustee under the Trust Indenture Act, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act.

                  (xiv) Each document incorporated by reference in the Registration Statement and in the Prospectus (except for the financial statements and the notes thereto and the schedules and other financial included therein and the Excluded Proceedings, as to which such counsel need not express any opinion) complied as to form when filed with the Commission in all material respects with the requirements of the Exchange Act.

                  (xv) To the extent required to be described therein, the Securities conform in all material respects to the descriptions in the Registration Statement and the Prospectus.

                  (xvi) [The statements (a) in the Prospectus under the captions "Description of Debt Securities", "Description of the Notes", "Description of Shares", "Redemption; Business Combinations and Control Share Acquisitions," "Limitation of Liability; Shareholder Liability" and "Certain Federal Income Tax Considerations" and (b) in Item 1 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 under the captions "Regulation and Reimbursement", "Federal Income Tax Considerations" and "ERISA Plans, Keogh Plans and Individual Retirement Accounts" in each case insofar as they purport to summarize matters arising under Massachusetts or Maryland law or the federal law of the United States, or provisions of documents to which the Company is a party specifically referred to therein, are accurate summaries of such legal matters or provisions.] [Update, if necessary]

                  (xvii) The Company has qualified to be taxed as a real estate investment trust pursuant to Sections 856-860 of the Code for each of the fiscal years ended December 31, 1987 through December 31, 1999, and the Company's current anticipated investments and its current plan of operation will enable it to continue to meet the requirements for qualification and taxation as a real estate investment trust under the Code; actual qualification of the Company as a real estate investment trust, however, will depend upon the Company's continued ability to meet, and its meeting, through actual annual operating results and distributions, the various qualification tests imposed under the Code.

                  (xviii) The Company is not required to register as an "investment company" within the meaning of the 1940 Act.

                  (xix) The Advisor (A) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and (B) has the requisite corporate power and authority to conduct its business as described in the Prospectus and to own and operate its material properties.

                  (xx) The Advisory Agreement has been duly authorized, executed and delivered by the parties thereto and constitutes the valid agreement of the parties thereto, enforceable in accordance with its terms, except (a) as limited by the effect of bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws relating to or affecting the rights or remedies of creditors, (b) as limited by the effect of general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and
         (c) insofar as the enforceability of the indemnity and contribution provisions contained in such agreement may be limited by federal or state securities laws and the public policy underlying such laws.

                  (xxi) Although counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently, and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof (including review and discussion of the contents of all documents incorporated by reference in the Registration Statement and the Prospectus), and nothing has come to the attention of such counsel that has caused them to believe that the Registration Statement (including the documents incorporated by reference therein) at the time the Registration Statement became effective, or the Prospectus, as of its date and as of Closing Time, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any amendment or supplement to the Prospectus, as of its respective date, and as of Closing Time, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to (a) the financial statements and the notes thereto and the schedules and other financial data included or incorporated by reference in the Registration Statement or in the Prospectus or (b) the proceedings referred to in Item 3 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 under the caption "Legal Proceedings" and any claims related thereto (collectively, the "Excluded Proceedings"), or (c) the part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) of the Trustee under the Trust Indenture Act.

         In rendering their opinion as aforesaid, Sullivan & Worcester LLP may rely upon an opinion, dated as of Closing Time, of Ballard Spahr Andrews &
Ingersoll, LLP as to matters governed by Maryland law, provided that such reliance is expressly authorized by such opinion and a copy of such opinion is delivered to the Underwriters and is, in form and substance, satisfactory to the Underwriters and counsel for the Underwriters. In addition, in rendering such opinion, such counsel may state that their opinion as to laws of the State of Delaware is limited to the Delaware General Corporation Law and that their opinion with respect to the qualification of the Company and its subsidiaries to do business in jurisdictions other than their respective jurisdictions of organization is based solely upon certificates to such effect issued by an appropriate official of the applicable jurisdictions.

         The opinion of Ballard Spahr Andrews & Ingersoll, LLP described in the paragraph above shall be rendered to the Underwriter at the request of the Company and shall so state therein.

         In addition, the Underwriter shall have received at Closing Date an opinion (satisfactory to the Underwriter and counsel for the Underwriter) of Sherin & Lodgen LLP, special counsel for the Company, dated as of Closing Date, to the effect that the statements describing the proceedings in Item 3 of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 under the caption "Legal Proceedings", insofar as they purport to summarize legal proceedings, constitute a fair summary of such legal proceedings.

         (e) You shall have received on the Closing Date an opinion, dated the Closing Date, of Milbank, Tweed, Hadley & McCloy LLP, counsel for the Underwriter, as to the matters referred to in clauses (v), (vi) and (xvi) (but only with respect to the statements under the caption

"Underwriting" in the Prospectus Supplement), (iv) (but only as to due authorization, execution and delivery) and clause (xxi) of the foregoing paragraph (d).

         In giving such opinion  with  respect to the matters  covered by clause
(xxi), such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (other than the documents incorporated therein by reference) and review and discussion of the contents thereof (including the documents incorporated therein by reference), but are without independent check or verification except as specified.

         In rendering their opinion, such counsel may rely on an opinion dated the Closing Date of Ballard Spahr Andrews & Ingersoll, LLP, as to matters governed by the laws of the State of Maryland.

         (f) You shall have received a letter dated on and as of the Closing Date, in form and substance satisfactory to you, from Ernst & Young LLP, independent public accountants, with respect to certain financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus, in substantially the form and substance of the letter delivered to you by Arthur Andersen LLP on the date of this Agreement.

         (g) The Securities shall have been rated ["BBB"] by Standard & Poor's Ratings Services and "[Baa3]" by Moody's Investors Service, Inc.

         (h) The Underwriter shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company and the Trustee.

         (i) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

         (j) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any securities of the Company (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Company or any securities of the Company by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Securities than that on which the Securities were marketed.

         9. Effective Date of Agreement and Termination. This Agreement shall become effective upon the execution of this Agreement by the parties hereto.

         This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Company if any of the following has occurred:

                  (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective material adverse change in the condition, financial or otherwise, of the Company or the earnings, affairs, or business prospects of the Company, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus,

                  (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus,

                  (iii) the suspension or material limitation of trading in securities or other instruments on the NYSE, the American Stock Exchange, The Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities on any such exchange or the Nasdaq National Market,

                  (iv) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market,

                  (v) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company,

                  (vi) the declaration of a banking moratorium by either federal or New York State authorities or

                  (vii) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

         10. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to HRPT Properties Trust, 400 Centre Street, Newton, MA 02458, Attention: President, and
(b) if to the Underwriter, to Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

         The parties hereto agree, for purposes of Section 6(c), Section 7 and any other provision of this Agreement, that the only information relating to the Underwriter furnished to the

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

Company in  writing by the  Underwriter  expressly  for use in the  Registration
Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto is the information furnished by the Underwriter included in the Prospectus, (i) listing the name of the Underwriter under the caption "Underwriting," (ii) [in the third and fifth paragraphs and the second and third sentences of the sixth paragraph under the caption "Underwriting" in the Prospectus] and (iii) in the third sentence of the paragraph on the outside back cover of the Prospectus.

         The respective indemnities, contribution agreements, representations, warranties and other statements of the Company, its officers and trustees and of the Underwriter set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Underwriter or by or on behalf of the Company, or its officers or trustees, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

         If this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Underwriter for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by it.

         Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Underwriter, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Securities from the Underwriter merely because of such purchase.

         This Agreement shall be governed and construed in accordance with the laws of the State of New York.

         THE AMENDED AND RESTATED DECLARATION OF TRUST ESTABLISHING THE COMPANY, DATED JULY 1, 1994, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED IN THE OFFICE OF THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT THE NAME "HRPT PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE COMPANY SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE COMPANY. ALL PERSONS DEALING WITH THE COMPANY, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE COMPANY FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                Very truly yours,

                                HRPT PROPERTIES TRUST



                                By ___________________________
                                    Name:
                                    Title:

DONALDSON, LUFKIN & JENRETTE
         SECURITIES CORPORATION

By ___________________________
   Name:
   Title:

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